Schedule of Investments PIMCO High Income Fund	October 31, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 133.5% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 9.4%

Advanz Pharma Corp. 7.528% (LIBOR03M + 5.500%) due 09/06/2024 ~	$6,411	$6,026
Alphabet Holding Co., Inc. 5.544% (LIBOR03M + 3.500%) due 09/26/2024 ~	98	90
Altice France S.A. 6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~	396	391
Ancestry.com Operations, Inc. 6.300% (LIBOR03M + 4.250%) due 08/27/2026 «~	100	89
Diamond Resorts Corp. 5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	1,275	1,229
Dubai World (2.500% Cash and 1.750% PIK) 4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	691	644
Emerald TopCo, Inc. 5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~	150	148
Envision Healthcare Corp. 5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	13,377	10,869
Financial & Risk U.S. Holdings, Inc. 5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~	931	937
Forbes Energy Services LLC (5.000% Cash and 11.000% PIK) 16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	1,004	996
Frontier Communications Corp. 5.800% (LIBOR03M + 3.750%) due 06/15/2024 ~	882	880
Genworth Holdings, Inc. 6.670% (LIBOR03M + 4.500%) due 03/07/2023 ~	49	49
iHeartCommunications, Inc. 6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~	6,221	6,250
IRB Holding Corp. 5.550% (LIBOR03M + 3.250%) due 02/05/2025 ~	1,286	1,279
Jefferies Finance LLC 5.875% (LIBOR03M + 3.750%) due 06/03/2026 «~	30	29
McDermott Technology Americas, Inc.
TBD% due 10/21/2021	1,640	1,582
7.104% (LIBOR03M + 5.000%) due 05/09/2025 ~	2,944	1,804
Messer Industrie GmbH 4.604% (LIBOR03M + 2.500%) due 03/01/2026 ~	97	97
MH Sub LLC 5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~	167	163
Ministry of Finance of Tanzania 7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	100	101
Nascar Holdings, Inc. TBD% due 10/19/2026	101	102
NCI Building Systems, Inc. 5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~	49	48
Neiman Marcus Group Ltd. LLC
8.057% (LIBOR03M + 6.000%) due 10/25/2023 ~	12,649	9,357
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~	12,779	9,393
Ortho-Clinical Diagnostics S.A. 5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	804	769
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^(e)	100	94
Parexel International Corp. 4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~	88	84
PetSmart, Inc. 6.040% (LIBOR03M + 4.000%) due 03/11/2022 ~	282	275
PG&E Corp. TBD% due 04/16/2020	3,464	3,477
Starfruit Finco BV 5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~	275	269
Sunshine Luxembourg VII SARL TBD% (LIBOR03M + 4.250%) due 10/01/2026 ~	273	274
Syniverse Holdings, Inc. 7.028% (LIBOR03M + 5.000%) due 03/09/2023 ~	8,480	7,701
U.S. Renal Care, Inc. 7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~	591	548
West Corp. 6.044% (LIBOR03M + 4.000%) due 10/10/2024 ~	57	48
Westmoreland Mining Holdings LLC 10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~	2,183	2,205
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (d)	5,554	4,212

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

Windstream Services LLC TBD% (PRIME + 4.250%) due 02/17/2024 ~		3,400	3,412
Total Loan Participations and Assignments (Cost $86,155)			75,921

CORPORATE BONDS & NOTES 60.1%

BANKING & FINANCE 25.6%

AGFC Capital Trust 3.751% (US0003M + 1.750%) due 01/15/2067 ~(m)		27,410	14,527
Ally Financial, Inc.
8.000% due 11/01/2031		4	6
8.000% due 11/01/2031 (m)		1,270	1,753
Ambac LSNI LLC 7.104% due 02/12/2023 •		665	671
Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	2,700	3,286
8.375% due 07/15/2023		14,318	17,426
Athene Holding Ltd. 4.125% due 01/12/2028		$36	37
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (m)		4,432	4,575
Avolon Holdings Funding Ltd. 5.500% due 01/15/2023		216	234
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		52	56
5.000% due 04/20/2048		86	92
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	1,000	303
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)(m)	EUR	500	593
Barclays Bank PLC 7.625% due 11/21/2022 (j)		$310	347
Barclays PLC
5.250% due 08/17/2045		200	241
7.125% due 06/15/2025 •(i)(j)	GBP	1,200	1,704
7.750% due 09/15/2023 •(i)(j)(m)		$2,150	2,291
7.875% due 09/15/2022 •(i)(j)	GBP	7,210	10,095
8.000% due 06/15/2024 •(i)(j)(m)		$600	655
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70	70
Brookfield Finance, Inc.
3.900% due 01/25/2028		110	116
4.700% due 09/20/2047 (m)		270	303
Cantor Fitzgerald LP 6.500% due 06/17/2022 (m)		13,100	14,143
CBL & Associates LP
4.600% due 10/15/2024		2,302	1,473
5.950% due 12/15/2026 (m)		3,568	2,391
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(m)		250	282
Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)		200	218
7.500% due 07/17/2023 •(i)(j)		400	432
Doctors Co. 6.500% due 10/15/2023 (m)		10,000	10,857
Emerald Bay S.A. 0.000% due 10/08/2020 (h)(m)	EUR	2,738	2,989
ESH Hospitality, Inc. 4.625% due 10/01/2027		$142	143
Flagstar Bancorp, Inc. 6.125% due 07/15/2021		3,000	3,149
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025		569	576
GE Capital International Funding Co. Unlimited Co. 4.418% due 11/15/2035		200	211
Growthpoint Properties International Pty. Ltd. 5.872% due 05/02/2023		200	215
GSPA Monetization Trust 6.422% due 10/09/2029		5,551	6,506
Hampton Roads PPV LLC 6.621% due 06/15/2053		19,859	22,549
HSBC Bank PLC 6.330% due 05/18/2023		8,300	8,669
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	600	833
6.000% due 09/29/2023 •(i)(j)(m)	EUR	2,400	3,049
6.500% due 03/23/2028 •(i)(j)		$700	742
Hunt Cos., Inc. 6.250% due 02/15/2026		36	35
ING Groep NV 5.750% due 11/16/2026 •(i)(j)		500	513
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		96	100

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

Lloyds Bank PLC 12.000% due 12/16/2024 •(i)		100	122
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		500	550
7.875% due 06/27/2029 •(i)(j)	GBP	4,910	7,745
LoanCore Capital Markets LLC 6.875% due 06/01/2020 (m)		$7,000	7,004
Midwest Family Housing LLC 6.631% due 01/01/2051		4,870	5,073
Nationstar Mortgage LLC 6.500% due 07/01/2021		856	861
Navient Corp.
5.625% due 08/01/2033 (m)		8,064	7,096
6.500% due 06/15/2022		114	122
Newmark Group, Inc. 6.125% due 11/15/2023		40	44
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		51	53
Park Aerospace Holdings Ltd. 5.500% due 02/15/2024		28	31
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		5,840	5,964
8.625% due 08/15/2021 •(i)(j)(m)		3,700	3,996
Santander UK Group Holdings PLC 7.375% due 06/24/2022 •(i)(j)	GBP	6,363	8,866
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	211
7.375% due 10/04/2023 •(i)(j)		900	962
Springleaf Finance Corp.
6.125% due 03/15/2024		182	199
6.625% due 01/15/2028		481	534
TP ICAP PLC 5.250% due 01/26/2024 (m)	GBP	4,190	5,879
UniCredit SpA 7.830% due 12/04/2023 (m)		$3,300	3,893
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	230	340
Voyager Aviation Holdings LLC 8.500% due 08/15/2021		$6,510	6,764
			205,765
INDUSTRIALS 24.3%

Altice France S.A. 5.875% due 02/01/2027 (m)	EUR	1,100	1,356
Associated Materials LLC 9.000% due 01/01/2024		$1,102	970
Avon International Capital PLC 6.500% due 08/15/2022		34	35
Baffinland Iron Mines Corp. 8.750% due 07/15/2026 (m)		8,400	8,442
BCPE Cycle Merger Sub, Inc. 10.625% due 07/15/2027		99	93
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (h)		150	105
Bombardier, Inc.
7.500% due 03/15/2025		2,450	2,352
7.875% due 04/15/2027		3,552	3,366
Charles River Laboratories International, Inc. 4.250% due 05/01/2028		30	31
Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		13,476	13,181
8.000% due 03/15/2026		763	748
8.625% due 01/15/2024 (m)		1,825	1,870
Connect Finco SARL 6.750% due 10/01/2026		80	83
Core & Main Holdings LP (8.625% Cash or 9.375% PIK) 8.625% due 09/15/2024 (d)		53	53
Dell International LLC 6.020% due 06/15/2026 (m)		3,572	4,080
Diamond Resorts International, Inc. 7.750% due 09/01/2023 (m)		3,194	3,317
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (m)		11,130	11,332
Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK) 7.750% due 05/15/2022 (d)		23	23
EI Group PLC
6.000% due 10/06/2023	GBP	500	658
6.875% due 05/09/2025		6,600	8,778
Eldorado Resorts, Inc. 6.000% due 09/15/2026		$3,000	3,304
Envision Healthcare Corp. 8.750% due 10/15/2026 (m)		3,318	1,883
Exela Intermediate LLC 10.000% due 07/15/2023		172	83

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

Fairstone Financial, Inc. 7.875% due 07/15/2024		425	449
Ferroglobe PLC 9.375% due 03/01/2022 (m)		2,250	1,463
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		2,240	2,200
6.875% due 03/01/2026 (m)		2,448	2,408
7.000% due 02/15/2021		224	226
Flex Ltd. 4.875% due 06/15/2029		154	166
FMG Resources Pty. Ltd. 4.500% due 09/15/2027		72	71
Ford Motor Co. 7.700% due 05/15/2097 (m)		15,515	17,299
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		9,300	5,487
Frontier Finance PLC 8.000% due 03/23/2022	GBP	6,600	8,810
Full House Resorts, Inc.
8.575% due 01/31/2024		$493	485
9.738% due 02/02/2024		42	41
General Electric Co.
5.000% due 01/21/2021 •(i)		373	360
5.875% due 01/14/2038		46	55
6.150% due 08/07/2037		53	65
6.875% due 01/10/2039		13	17
General Shopping Finance Ltd. 10.000% due 12/02/2019 (i)(m)		5,300	3,538
General Shopping Investments Ltd. 0.000% due 03/20/2022 ^(e)(i)		2,500	563
HCA, Inc. 7.500% due 11/15/2095 (m)		3,462	3,886
Hilton Domestic Operating Co., Inc. 4.875% due 01/15/2030		38	40
iHeartCommunications, Inc. 8.375% due 05/01/2027		258	278
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK) 3.625% due 05/15/2025 (d)	EUR	300	343
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)		200	225
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)		$625	643
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)		461	474
Intelsat Connect Finance S.A. 9.500% due 02/15/2023		23	21
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		2,300	2,162
8.000% due 02/15/2024		17	18
8.500% due 10/15/2024		333	336
9.750% due 07/15/2025		375	391
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		5,617	5,350
8.125% due 06/01/2023 (m)		15,504	13,120
Live Nation Entertainment, Inc. 4.750% due 10/15/2027		10	10
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		108	36
Micron Technology, Inc. 5.327% due 02/06/2029		216	239
NCR Corp. 5.750% due 09/01/2027		3	3
Netflix, Inc.
3.625% due 06/15/2030	EUR	200	223
4.625% due 05/15/2029 (m)		300	367
4.875% due 06/15/2030		$200	203
New Albertson's LP 6.570% due 02/23/2028 (m)		4,021	3,589
Noble Holding International Ltd. 7.875% due 02/01/2026		202	134
Odebrecht Oil & Gas Finance Ltd. 0.000% due 12/02/2019 (h)(i)		3,371	39
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022		489	475
Pacific Drilling SA 8.375% due 10/01/2023		498	399
Pan American Energy LLC 57.343% (BADLARPP) due 11/20/2020 «~(a)	ARS	36,320	412
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$165	157
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,700	1,770
6.490% due 01/23/2027		$100	107
6.500% due 03/13/2027		270	287
6.750% due 09/21/2047		70	70
6.840% due 01/23/2030		300	321

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

7.690% due 01/23/2050		150	164
PetSmart, Inc. 5.875% due 06/01/2025		135	134
Platin 1426 GmbH 6.875% due 06/15/2023 (m)	EUR	600	647
QVC, Inc. 5.950% due 03/15/2043 (m)		$4,720	4,730
Radiate Holdco LLC 6.875% due 02/15/2023		88	90
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026 (m)	EUR	300	363
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031 (m)	GBP	13,100	22,743
Sands China Ltd.
5.125% due 08/08/2025 (m)		$400	442
5.400% due 08/08/2028 (m)		1,802	2,043
Scotts Miracle-Gro Co. 4.500% due 10/15/2029		9	9
Sensata Technologies, Inc. 4.375% due 02/15/2030		40	40
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		3,833	3,977
Syngenta Finance NV 5.182% due 04/24/2028		200	212
Telesat Canada 6.500% due 10/15/2027		60	63
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		73	70
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	400	440
2.200% due 07/21/2021		$1,003	955
3.250% due 04/15/2022 (m)	EUR	500	553
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$2,663	2,804
5.750% due 09/30/2039 (m)		5,936	6,652
TransDigm, Inc. 5.500% due 11/15/2027 (c)		148	148
Transocean Pontus Ltd. 6.125% due 08/01/2025		190	191
Transocean, Inc.
7.250% due 11/01/2025		96	85
7.500% due 01/15/2026		80	72
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		57	55
Triumph Group, Inc.
5.250% due 06/01/2022		36	36
6.250% due 09/15/2024		116	122
Trivium Packaging Finance BV 5.500% due 08/15/2026		200	210
United Group BV
4.375% due 07/01/2022	EUR	100	114
4.875% due 07/01/2024		100	116
United Rentals North America, Inc. 3.875% due 11/15/2027 (c)		$34	34
Valaris PLC
5.750% due 10/01/2044		106	43
7.750% due 02/01/2026		24	13
Vale Overseas Ltd.
6.250% due 08/10/2026		205	240
6.875% due 11/21/2036		89	113
6.875% due 11/10/2039		60	77
ViaSat, Inc.
5.625% due 09/15/2025		136	139
5.625% due 04/15/2027		27	29
Wyndham Destinations, Inc.
3.900% due 03/01/2023		102	103
5.400% due 04/01/2024		14	15
YPF S.A. 58.488% (BADLARPP + 4.000%) due 09/24/2020 «~(a)	ARS	13,470	159
			195,219
UTILITIES 10.2%

CenturyLink, Inc. 7.200% due 12/01/2025 (m)		$1,122	1,170
DTEK Finance PLC (10.750% Cash and 0.000% PIK) 10.750% due 12/31/2024 (d)(m)		2,675	2,733
Edison International
2.400% due 09/15/2022		93	91
2.950% due 03/15/2023		7	7
5.750% due 06/15/2027		97	106
Frontier Communications Corp. 8.000% due 04/01/2027		144	152
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		13,242	14,269

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		971	971
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		2,855	1,700
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		4,293	4,229
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		13,285	3,454
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		1,230	1,147
2.950% due 03/01/2026 ^(e)		645	603
3.250% due 09/15/2021 ^(e)		114	108
3.250% due 06/15/2023 ^(e)		361	338
3.300% due 03/15/2027 ^(e)		992	933
3.300% due 12/01/2027 ^(e)		970	915
3.400% due 08/15/2024 ^(e)		309	294
3.500% due 10/01/2020 ^(e)(m)		10,243	9,756
3.500% due 06/15/2025 ^(e)		863	822
3.750% due 02/15/2024 ^(e)		285	271
3.750% due 08/15/2042 ^(e)		30	27
3.850% due 11/15/2023 ^(e)		140	133
4.000% due 12/01/2046 ^(e)		2	2
4.250% due 05/15/2021 ^(e)		2,457	2,346
4.250% due 08/01/2023 ^(e)		300	285
4.300% due 03/15/2045 ^(e)		186	173
4.600% due 06/15/2043 ^(e)		24	23
4.650% due 08/01/2028 ^(e)		300	291
4.750% due 02/15/2044 ^(e)		83	80
5.125% due 11/15/2043 ^(e)		900	872
5.400% due 01/15/2040 ^(e)		22	22
5.800% due 03/01/2037 ^(e)		701	703
6.050% due 03/01/2034 ^(e)		445	448
6.250% due 03/01/2039 ^(e)		108	110
6.350% due 02/15/2038 ^(e)		20	20
Petrobras Global Finance BV
5.093% due 01/15/2030		1,899	2,016
6.250% due 12/14/2026	GBP	7,102	10,912
6.625% due 01/16/2034		200	309
6.850% due 06/05/2115		$57	66
Rio Oil Finance Trust
8.200% due 04/06/2028		260	298
9.250% due 07/06/2024 (m)		16,323	18,241
Southern California Edison Co.
3.650% due 03/01/2028		7	7
5.750% due 04/01/2035		14	17
6.000% due 01/15/2034		4	5
6.650% due 04/01/2029		20	24
Sprint Corp. 7.875% due 09/15/2023		448	496
Talen Energy Supply LLC 6.625% due 01/15/2028		40	39
Transocean Poseidon Ltd. 6.875% due 02/01/2027		156	158
Transocean Sentry Ltd. 5.375% due 05/15/2023		100	99
			82,291
Total Corporate Bonds & Notes (Cost $459,864)			483,275

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

DISH Network Corp. 3.375% due 08/15/2026		5,100	4,781

UTILITIES 0.0%

Ensco Jersey Finance Ltd. 3.000% due 01/31/2024		12	8
Total Convertible Bonds & Notes (Cost $5,108)			4,789

MUNICIPAL BONDS & NOTES 8.3%

CALIFORNIA 0.5%

Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007 6.506% due 02/01/2031		1,855	2,271

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

Sacramento County, California Revenue Bonds, Series 2013 7.250% due 08/01/2025	1,500	1,897
		4,168
DISTRICT OF COLUMBIA 1.4%

District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035	9,740	11,350

ILLINOIS 3.1%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	12,343
7.517% due 01/01/2040	9,805	11,892
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	45	53
7.350% due 07/01/2035	30	36
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	365	395
		24,719
NEW YORK 0.1%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005 6.000% due 06/01/2028	1,260	1,261

TEXAS 1.4%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,510	11,242

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	1,335	1,291

WEST VIRGINIA 1.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	2,772
7.467% due 06/01/2047	9,520	9,831
		12,603
Total Municipal Bonds & Notes (Cost $57,126)		66,634

U.S. GOVERNMENT AGENCIES 3.2%

Fannie Mae
3.500% due 09/25/2027 (a)	297	25
6.355% due 10/25/2041	341	370
8.709% due 05/25/2043 •	422	564
10.000% due 01/25/2034 •	217	274
Freddie Mac
0.000% due 02/25/2046 (b)(h)	9,467	8,713
0.100% due 02/25/2046 (a)	114,074	108
4.000% due 08/15/2020 (a)	48	1
4.179% due 07/15/2035 •(a)	884	140
4.279% due 02/15/2042 •(a)	1,658	221
4.500% due 10/15/2037 (a)	388	12
4.599% due 11/25/2055 «~	13,895	8,441
5.000% due 06/15/2033	1,238	167
5.219% due 08/15/2036 •(a)	526	116
9.158% due 05/15/2033 •	45	56
11.023% due 10/25/2027 •	4,314	5,592
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	2,332	280
4.404% due 02/20/2042 •(a)	5,728	199
4.500% due 07/20/2042 (a)	188	31
5.000% due 09/20/2042 (a)	321	62
Total U.S. Government Agencies (Cost $25,482)		25,372

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.2%

Adjustable Rate Mortgage Trust 2.163% due 05/25/2036 •	3,722	2,083
Banc of America Alternative Loan Trust
2.183% due 06/25/2037 •	3,591	2,805
3.777% due 06/25/2046 ^•(a)	4,991	533
4.817% due 06/25/2037 ^•(a)	3,900	821
Banc of America Funding Trust
6.000% due 07/25/2037 ^	482	466
6.250% due 10/26/2036	7,562	6,389
Banc of America Mortgage Trust 4.436% due 02/25/2036 ^~	14	13
BCAP LLC Trust
0.000% due 06/26/2036 ~	687	406
4.866% due 03/26/2037 þ	1,433	1,696

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

6.000% due 05/26/2037 ~		6,421	4,695
Bear Stearns Adjustable Rate Mortgage Trust 3.522% due 11/25/2034 ~		55	51
Bellemeade Re Ltd. 8.123% due 07/25/2025 •		203	203
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~		179	119
CD Mortgage Trust 5.688% due 10/15/2048		2,801	1,449
Chase Mortgage Finance Trust
4.048% due 09/25/2036 ^~		80	76
4.219% due 12/25/2035 ^~		16	16
5.500% due 05/25/2036 ^		2	2
Citigroup Commercial Mortgage Trust 5.590% due 12/10/2049 ~		5,565	3,630
Citigroup Mortgage Loan Trust
3.741% due 08/25/2037 ^~		114	102
4.283% due 11/25/2035 ~		15,575	12,271
4.442% due 07/25/2037 ^~		93	91
6.500% due 09/25/2036		3,883	3,063
Commercial Mortgage Loan Trust 6.035% due 12/10/2049 ~		12,119	7,952
Countrywide Alternative Loan Trust
2.073% due 12/25/2046 •		3,021	2,841
3.177% due 04/25/2035 •(a)		3,465	276
4.359% due 02/25/2037 ^~		196	194
4.908% due 07/25/2021 ^~		172	170
6.000% due 02/25/2037 ^		5,470	3,537
6.250% due 12/25/2036 ^•		2,963	2,103
6.500% due 06/25/2036 ^		836	627
Countrywide Home Loan Mortgage Pass-Through Trust
3.527% due 12/25/2036 •(a)		2,908	456
3.791% due 09/25/2047 ^~		34	33
3.808% due 09/20/2036 ^~		406	379
Credit Suisse Commercial Mortgage Trust 5.869% due 09/15/2040 ~		2,928	2,225
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036 ^		1,800	1,618
Eurosail PLC
2.135% due 06/13/2045 •	GBP	3,347	3,292
4.785% due 06/13/2045 •		988	1,110
Grifonas Finance PLC 0.000% due 08/28/2039 •	EUR	3,940	4,057
HarborView Mortgage Loan Trust
4.406% due 08/19/2036 ^~		$354	336
4.465% due 08/19/2036 ^~		16	15
IM Pastor Fondo de Titluzacion Hipotecaria 0.000% due 03/22/2043 •	EUR	5,280	5,344
JPMorgan Alternative Loan Trust 3.955% due 03/25/2037 ^~		$5,017	4,993
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		2,867	3,392
5.623% due 05/12/2045		962	397
JPMorgan Mortgage Trust
3.713% due 07/27/2037 ~		3,998	2,370
4.797% due 01/25/2037 ^•(a)		17,132	5,547
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		1,135	811
5.562% due 02/15/2040 ^~		483	296
Lehman XS Trust 2.043% due 06/25/2047 •		2,623	2,415
Motel 6 Trust 8.848% due 08/15/2024 •		9,874	10,053
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.352% due 04/25/2036 ^~		5,192	4,798
Nomura Resecuritization Trust 5.223% due 07/26/2035 ~		4,457	4,295
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		461	469
6.250% due 09/25/2037 ^		4,769	2,876
6.500% due 08/25/2036 ^		816	430
Structured Adjustable Rate Mortgage Loan Trust
4.246% due 01/25/2036 ^~		158	119
4.415% due 04/25/2047 ~		458	339
Structured Asset Mortgage Investments Trust 2.013% due 07/25/2046 ^•		9,624	7,783
WaMu Mortgage Pass-Through Certificates Trust 3.463% due 05/25/2037 ^~		124	105
Washington Mutual Mortgage Pass-Through Certificates Trust
4.857% due 04/25/2037 •(a)		10,560	3,380

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

6.500% due 03/25/2036 ^		6,838	5,716
Total Non-Agency Mortgage-Backed Securities (Cost $123,755)			138,129

ASSET-BACKED SECURITIES 13.8%

ACE Securities Corp. Home Equity Loan Trust 1.963% due 07/25/2036 •		2,528	2,170
Apidos CLO 0.000% due 07/22/2026 «~		3,000	0
Argent Securities Trust 2.013% due 03/25/2036 •		5,651	3,535
Avoca CLO DAC 0.000% due 10/15/2030 ~	EUR	2,150	1,481
Belle Haven ABS CDO Ltd. 2.539% due 07/05/2046 •		$185,947	279
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	604
0.000% due 01/25/2032 ~		2,200	1,903
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	3,186
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	1,767
0.000% due 10/22/2031 ~		3,000	1,371
Citigroup Mortgage Loan Trust 1.983% due 12/25/2036 •		5,678	3,946
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	2,667	2,759
Countrywide Asset-Backed Certificates Trust 2.093% due 09/25/2046 •		$13,673	10,698
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	1,526
Duke Funding Ltd. 2.849% due 08/07/2033 •		$15,864	5,138
Glacier Funding CDO Ltd. 2.557% due 08/04/2035 •		6,890	1,676
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	1,000	708
Halcyon Loan Advisors European Funding BV 0.000% due 04/15/2030 ~		1,100	825
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$7,503	3,700
Long Beach Mortgage Loan Trust 2.013% due 02/25/2036 •		1,303	1,166
Man GLG Euro CLO 0.000% due 10/15/2030 ~	EUR	4,150	3,333
Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24	5,926
0.000% due 04/16/2029 «(h)		7	1,934
0.000% due 07/16/2029 «(h)		10	3,150
Merrill Lynch Mortgage Investors Trust
1.983% due 04/25/2037 •		857	519
5.953% due 03/25/2037 þ		3,657	1,004
Morgan Stanley Mortgage Loan Trust
3.313% due 11/25/2036 ^•		788	386
5.965% due 09/25/2046 ^þ		7,269	4,163
People's Financial Realty Mortgage Securities Trust 1.983% due 09/25/2036 •		21,335	6,002
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^		7,507	4,390
7.238% due 09/25/2037 ^þ		6,495	3,797
Sherwood Funding CDO Ltd. 2.781% due 11/06/2039 •		34,781	10,712
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(h)		5	3,823
SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		62	2,556
0.000% due 11/25/2026 «(h)		94	5,096
South Coast Funding Ltd. 2.781% due 08/10/2038 •		26,282	4,878
Specialty Underwriting & Residential Finance Trust 2.798% due 06/25/2036 •		409	249
Washington Mutual Asset-Backed Certificates Trust 1.973% due 05/25/2036 •		226	192
Total Asset-Backed Securities (Cost $140,719)			110,548

SOVEREIGN ISSUES 3.0%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	6,600	81
3.375% due 01/15/2023	EUR	200	86
3.380% due 12/31/2038 þ		4,410	1,940
4.000% due 03/06/2020	ARS	69,198	313
5.250% due 01/15/2028	EUR	200	85
6.250% due 11/09/2047		100	43
7.820% due 12/31/2033		1,119	591
15.500% due 10/17/2026	ARS	38,100	183

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

57.071% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		90,462	463
59.928% (BADLARPP) due 10/04/2022 ~(a)		84	1
60.576% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		1,780	12
72.477% (ARLLMONP) due 06/21/2020 ~(a)		448,397	2,436
Autonomous City of Buenos Aires Argentina 58.422% due 03/29/2024 •(a)		118,268	981
Autonomous Community of Catalonia 4.900% due 09/15/2021 (m)	EUR	2,350	2,833
Export-Credit Bank of Turkey 8.250% due 01/24/2024		$200	214
Peru Government International Bond
5.400% due 08/12/2034	PEN	16	5
5.940% due 02/12/2029		1,278	432
6.150% due 08/12/2032		510	175
6.350% due 08/12/2028		8,851	3,063
6.900% due 08/12/2037		52	19
6.950% due 08/12/2031		3,295	1,195
8.200% due 08/12/2026		2,033	767
Provincia de Buenos Aires
58.086% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	270,895	1,142
61.156% due 05/31/2022 •(a)		2,990	11
Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	25	31
3.000% due 02/24/2024 þ		25	32
3.000% due 02/24/2025 þ		25	33
3.000% due 02/24/2026 þ		25	33
3.000% due 02/24/2027 þ		25	34
3.000% due 02/24/2028 þ		25	34
3.000% due 02/24/2029 þ		25	34
3.000% due 02/24/2030 þ		25	35
3.000% due 02/24/2031 þ		25	35
3.000% due 02/24/2032 þ		25	35
3.000% due 02/24/2033 þ		25	35
3.000% due 02/24/2034 þ		25	36
3.000% due 02/24/2035 þ		25	35
3.000% due 02/24/2036 þ		25	35
3.000% due 02/24/2037 þ		25	36
3.000% due 02/24/2038 þ		25	36
3.000% due 02/24/2039 þ		25	36
3.000% due 02/24/2040 þ		25	36
3.000% due 02/24/2041 þ		25	37
3.000% due 02/24/2042 þ		25	37
Turkey Government International Bond
3.250% due 06/14/2025		100	109
4.625% due 03/31/2025		2,300	2,654
5.200% due 02/16/2026		800	939
7.625% due 04/26/2029 (m)		$2,600	2,795
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		365	39
8.250% due 10/13/2024 ^(e)		34	4
9.250% due 09/15/2027 ^(e)		452	49
Total Sovereign Issues (Cost $51,297)			24,355

		SHARES

COMMON STOCKS 1.3%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		754,306	1,758
iHeartMedia, Inc. (f)		566	8
iHeartMedia, Inc. 'A' (f)		42,128	604
			2,370
CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (f)		584,952	7,183

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(k)		66,131	20

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(k)		88,291	1,104
Total Common Stocks (Cost $15,466)			10,677

WARRANTS 0.8%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.		274,379	3,935

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

INDUSTRIALS 0.3%

Sequa Corp. - Exp. 04/28/2024 «		1,795,000	2,166
Total Warrants (Cost $5,892)			6,101

PREFERRED SECURITIES 8.6%

BANKING & FINANCE 3.2%

Nationwide Building Society 10.250% ~		94,345	19,859
OCP CLO Ltd. 0.000% due 04/26/2028 (h)		8,700	5,923
			25,782
INDUSTRIALS 5.4%

Sequa Corp. (12.000% PIK) 12.000% «(d)		41,808	43,585
Total Preferred Securities (Cost $59,503)			69,367

REAL ESTATE INVESTMENT TRUSTS 2.7%

REAL ESTATE 2.7%

VICI Properties, Inc.		934,782	22,014
Total Real Estate Investment Trusts (Cost $12,650)			22,014

SHORT-TERM INSTRUMENTS 4.5%

REPURCHASE AGREEMENTS (l) 3.2%			25,824

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.1%

55.580% due 04/28/2020 - 08/27/2020 (g)(h)	ARS	96,173	926

U.S. TREASURY BILLS 1.2%

1.724% due 11/21/2019 - 01/16/2020 (c)(g)(h)(o)(q)		$9,628	9,608
Total Short-Term Instruments (Cost $37,613)			36,358
Total Investments in Securities (Cost $1,080,630)			1,073,540
Total Investments 133.5% (Cost $1,080,630)			$1,073,540
Financial Derivative Instruments (n)(p) 1.0%(Cost or Premiums, net $106,827)			7,644
Auction Rate Preferred Shares (7.2)%			(58,050)
Other Assets and Liabilities, net (27.3)%			(219,474)
Net Assets Applicable to Common Shareholders 100.0%			$803,660

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014-10/17/2016	$2,028	$20	0.00%
Westmoreland Mining Holdings LLC	07/11/2016 - 10/19/2016	2,160	1,104	0.14
		$4,188	$1,124	0.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.830%	10/31/2019	11/01/2019	$9,900	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(10,116)	$9,900	$9,901
FICC	1.250	10/31/2019	11/01/2019	2,024	U.S. Treasury Notes 2.000% due 12/31/2021	(2,069)	2,024	2,024
RDR	1.820	10/31/2019	11/01/2019	9,900	U.S. Treasury Notes 1.875% due 06/30/2026	(10,138)	9,900	9,900
TDM	1.820	10/31/2019	11/01/2019	4,000	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2027	(4,086)	4,000	4,000
Total Repurchase Agreements						$(26,409)	$25,824	$25,825

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	2.150%	10/18/2019	TBD(3)		$(1,181)	$(1,182)
BPS	2.530	10/31/2019	01/29/2020		(6,457)	(6,457)
BRC	1.900	11/01/2019	TBD(3)		(1,172)	(1,172)
CEW	2.470	10/22/2019	01/22/2020		(3,054)	(3,056)
CIW	2.130	10/22/2019	11/21/2019		(17,848)	(17,859)
	2.290	10/07/2019	11/06/2019		(2,376)	(2,380)
FOB	2.300	10/10/2019	11/12/2019		(3,706)	(3,711)
JML	(0.400)	10/04/2019	01/06/2020	EUR	(404)	(451)

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

	(0.300)	10/04/2019	01/06/2020		(279)	(311)
	(0.300)	10/16/2019	01/15/2020		(2,331)	(2,600)
	(0.300)	10/18/2019	01/17/2020		(286)	(318)
	(0.250)	10/04/2019	01/06/2020		(2,148)	(2,395)
	(0.250)	10/10/2019	01/06/2020		(1,044)	(1,164)
	(0.250)	10/17/2019	01/16/2020		(498)	(556)
	(0.150)	03/01/2019	TBD(3)		(2,007)	(2,237)
	0.250	04/03/2018	TBD(3)	GBP	(1,041)	(1,354)
	0.950	10/18/2019	01/17/2020		(545)	(706)
	1.000	10/28/2019	01/28/2020		(3,859)	(4,999)
MEI	2.350	10/30/2019	12/02/2019		$(2,376)	(2,376)
NOM	0.500	09/23/2019	TBD(3)		(8,196)	(8,200)
	2.300	11/04/2019	01/03/2020		(13,024)	(13,024)
	2.400	11/04/2019	01/03/2020		(6,465)	(6,465)
	2.500	10/03/2019	11/04/2019		(13,386)	(13,413)
	2.500	10/16/2019	11/19/2019		(4,117)	(4,122)
	2.600	10/04/2019	11/04/2019		(1,251)	(1,254)
	2.600	10/07/2019	11/12/2019		(5,211)	(5,220)
	2.800	10/04/2019	11/04/2019		(5,178)	(5,189)
RTA	2.352	10/11/2019	11/08/2019		(4,584)	(4,590)
	2.352	10/15/2019	11/14/2019		(1,845)	(1,847)
	2.481	10/04/2019	01/02/2020		(7,684)	(7,699)
	2.549	09/23/2019	11/12/2019		(4,177)	(4,189)
	2.557	08/30/2019	12/02/2019		(11,505)	(11,556)
UBS	(0.150)	10/10/2019	02/10/2020	EUR	(449)	(501)
	0.950	09/03/2019	12/03/2019	GBP	(15,754)	(20,437)
	2.350	10/16/2019	11/14/2019		$(7,831)	(7,839)
	2.426	09/05/2019	12/06/2019		(17,513)	(17,580)
	2.450	10/30/2019	01/28/2020		(4,030)	(4,031)
	2.500	10/30/2019	01/28/2020		(3,135)	(3,135)
	2.550	08/06/2019	11/06/2019		(6,563)	(6,603)
	2.559	09/09/2019	11/08/2019		(4,432)	(4,449)
	2.570	08/16/2019	11/15/2019		(4,591)	(4,616)
	2.570	09/12/2019	11/12/2019		(9,957)	(9,993)
	2.590	09/04/2019	12/04/2019		(1,577)	(1,584)
	2.676	09/05/2019	12/06/2019		(239)	(240)
	2.690	08/05/2019	11/05/2019		(7,277)	(7,325)
	2.690	08/06/2019	11/06/2019		(11,085)	(11,157)
	2.690	08/16/2019	11/06/2019		(3,072)	(3,090)
	2.690	09/04/2019	12/04/2019		(5,144)	(5,166)
Total Reverse Repurchase Agreements						$(249,798)

(m)	Securities with an aggregate market value of $255,021 have been pledged as collateral under the terms of master agreements as of October 31, 2019.

(1)	Includes accrued interest.

(2)	The average amount of borrowings outstanding during the period ended October 31, 2019 was $(252,376) at a weighted average interest rate of 2.177%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	6.084%	$2,000	$(8)	$(69)	$(77)	$11	$0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	157.520	9,600	(318)	(4,179)	(4,497)	0	(21)
						$(326)	$(4,248)	$(4,574)	$11	$(21)

INTEREST RATE SWAPS
									Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2024	$71,600	$(1,203)	$(4,236)	$(5,439)	$0	$(394)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	79,200	1,687	8,982	10,669	864	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	617,800	110,476	112,596	223,072	16,206	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	56,000	(403)	(2,294)	(2,697)	0	(1,463)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	334,140	289	13,644	13,933	0	(8,299)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	55,100	(127)	774	647	0	(1,392)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	160,500	(572)	7,254	6,682	0	(3,984)

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		57,680	(224)	(827)	(1,051)	0	(1,481)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024	ZAR	67,400	(1,180)	(3,954)	(5,134)	0	(365)
Receive	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	663,900	(1,308)	(4,400)	(5,708)	0	(156)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		25,600	4	(793)	(789)	0	(34)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		416,000	416	31,247	31,663	1,432	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		95,100	395	(25,646)	(25,251)	0	(1,267)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	55,200	185	375	560	0	(671)
							$108,435	$132,722	$241,157	$18,502	$(19,506)
Total Swap Agreements							$108,109	$128,474	$236,583	$18,513	$(19,527)

(o)	Securities with an aggregate market value of $3,305 and cash of $24,575 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:
						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BOA	11/2019	GBP	79,064		$97,553	$0	$(4,864)
BPS	11/2019		$1,251	EUR	1,136	16	0
	12/2019	PEN	4,729		$1,400	0	(12)
BRC	11/2019	EUR	41,522		45,526	6	(790)
CBK	11/2019	GBP	7,090		9,108	0	(76)
	11/2019		$2,830	EUR	2,589	58	0
	11/2019		3,377	GBP	2,704	125	0
	01/2020		8,120	MXN	158,995	49	0
GLM	11/2019		40,666	EUR	36,691	255	0
	12/2019	EUR	36,691		$40,744	0	(253)
HUS	01/2020		$7,502	RUB	495,889	152	0
	02/2020		1,331	ARS	95,465	0	(129)
SCX	11/2019		730	EUR	664	10	0
	11/2019		107,305	GBP	83,450	793	0
	11/2019		1,115	RUB	73,236	25	0
	12/2019	GBP	83,450		$107,406	0	(789)
Total Forward Foreign Currency Contracts						$1,489	$(6,913)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
									Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.684%	$1,700	$(332)	$278	$0	$(54)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.684	2,200	(437)	367	0	(70)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.684	2,800	(581)	491	0	(90)
							$(1,350)	$1,136	$0	$(214)

INTEREST RATE SWAPS
									Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$600,000	$68	$14,228	$14,296	$0

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

Total Swap Agreements	$(1,282)	$15,364	$14,296	$(214)

(q)	Securities with an aggregate market value of $5,701 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$73,497	$2,424	$75,921
Corporate Bonds & Notes
Banking & Finance	0	205,765	0	205,765
Industrials	0	194,648	571	195,219
Utilities	0	82,291	0	82,291
Convertible Bonds & Notes
Industrials	0	4,781	0	4,781
Utilities	0	8	0	8
Municipal Bonds & Notes
California	0	4,168	0	4,168
District of Columbia	0	11,350	0	11,350
Illinois	0	24,719	0	24,719
New York	0	1,261	0	1,261
Texas	0	11,242	0	11,242
Virginia	0	1,291	0	1,291
West Virginia	0	12,603	0	12,603
U.S. Government Agencies	0	16,931	8,441	25,372
Non-Agency Mortgage-Backed Securities	0	138,129	0	138,129
Asset-Backed Securities	0	88,063	22,485	110,548
Sovereign Issues	0	24,355	0	24,355
Common Stocks
Communication Services	2,362	8	0	2,370
Consumer Discretionary	7,183	0	0	7,183
Energy	0	20	0	20
Industrials	0	0	1,104	1,104
Warrants
Communication Services	0	3,935	0	3,935
Industrials	0	0	2,166	2,166
Preferred Securities
Banking & Finance	0	25,782	0	25,782
Industrials	0	0	43,585	43,585
Real Estate Investment Trusts
Real Estate	22,014	0	0	22,014
Short-Term Instruments
Repurchase Agreements	0	25,824	0	25,824
Argentina Treasury Bills	0	926	0	926
U.S. Treasury Bills	0	9,608	0	9,608
Total Investments	$31,559	$961,205	$80,776	$1,073,540
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	18,513	0	18,513
Over the counter	0	15,785	0	15,785
	$0	$34,298	$0	$34,298
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(19,527)	0	(19,527)
Over the counter	0	(7,127)	0	(7,127)
	$0	$(26,654)	$0	$(26,654)
Total Financial Derivative Instruments	$0	$7,644	$0	$7,644
Totals	$31,559	$968,849	$80,776	$1,081,184

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2019 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2019:
Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2019 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$6,722	$338	$(219)	$(65)	$(2)	$(138)	$0	$(4,212)	$2,424	$(7)
Corporate Bonds & Notes
Industrials	0	826	0	2	0	(257)	0	0	571	(257)
U.S. Government Agencies	8,399	0	(34)	149	12	(85)	0	0	8,441	(86)
Asset-Backed Securities	25,891	0	0	13	0	(3,419)	0	0	22,485	(3,419)
Common Stocks
Industrials	1,280	0	0	0	0	(176)	0	0	1,104	(176)
Warrants
Industrials	3,328	0	0	0	0	(1,162)	0	0	2,166	(1,162)
Preferred Securities
Industrials	48,647	1,358	0	0	0	(6,420)	0	0	43,585	(6,420)
Totals	$94,267	$2,522	$(253)	$99	$10	$(11,657)	$0	$(4,212)	$80,776	$(11,527)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$100	Proxy Pricing	Base Price	100.897
	2,324	Third Party Vendor	Broker Quote	89.500 - 101.000
Corporate Bonds & Notes
Industrials	571	Other Valuation Techniques(2)	-	-
U.S. Government Agencies	8,441	Proxy Pricing	Base Price	60.750
Asset-Backed Securities	5,926	IO Weighted Average Life	Base Price	24,438.460
	16,559	Proxy Pricing	Base Price	0.010 - 85,000.000
Common Stocks
Industrials	1,104	Other Valuation Techniques(2)	-	-
Warrants
Industrials	2,166	Other Valuation Techniques(2)	-	-
Preferred Securities
Industrials	43,585	Fundamental Valuation	Company Equity Value	$767,645,260.160
Total	$80,776

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S. security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Interest only (IO) weighted average life model begins amortization with the base price with the ending price being zero over the weighted average life of the IO on a straight-line basis. The base price may be a broker-dealer quote, transaction price, or an internal value as derived from the analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs used to set base price would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MEI	Merrill Lynch International
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
BPG	BNP Paribas Securities Corp.	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	UBS	UBS Securities LLC
CIW	CIBC World Markets Corp.

Currency Abbreviations:
ARS	Argentine Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	RUB	Russian Ruble

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

Information Classification: Limited Access